                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 16, 2001


                          HOME EQUITY LOAN TRUST 2001-A
                          -----------------------------
             (Exact name of registrant as specified in its charter)



          Minnesota                     33-55853                 Applied for
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission              (IRS employer
      of incorporation)               file numbers)          identification no.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
--------------------------------------------------------------------------------
  (Address of principal executive offices)                          (Zip code)


       Registrant's telephone number, including area code: (651) 293-3400
                                                           --------------


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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Item 5.            Other Events.
                   ------------

                   Pursuant to the Pooling and Servicing Agreement between Conseco Finance Corp. (the "Servicer") and U S Bank Trust (N.A.) (the "Trustee"), on April 16, 2001, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the
                   "Certificateholders") and delivered to the
                   Certificateholders the Monthly Report required by Section 6.05 of the Pooling and Servicing Agreement attached hereto as Exhibit 99.1.

Item 7.            Financial Statements and Exhibits
                   ---------------------------------

                   (c)      Exhibits.

                            The following is filed herewith. The
                            exhibit number corresponds with Item
                            601(b) of Regulation S-K.

                            Exhibit No.    Description
                            -----------    -----------

                               99.1        Monthly Report delivered to
                                           Certificateholders on
                                           April 16, 2001.
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 16, 2001


                                        HOME EQUITY LOAN TRUST 2001-A

                                        By  CONSECO FINANCE CORP.
                                            as Servicer with respect to the
                                            Trust


                                        By: /s/ Phyllis A. Knight
                                            ------------------------------------
                                            Phyllis A. Knight
                                            Senior Vice President and Treasurer
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                                INDEX TO EXHIBITS



Exhibit
Number                                                                      Page
------                                                                      ----

 99.1          Monthly Report delivered to Certificateholders                5
               on April 16, 2001.